EXHIBIT 10.3

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of November 28, 2016, is by and between DFBG SWIMS, LLC, a Delaware limited liability company (the “New Borrower”) and TCW ASSET MANAGEMENT COMPANY as Agent (in such capacity, the “Agent”) for the Lenders referred to below under that certain Credit and Security Agreement (as the same may be amended, amended and restated, modified, extended or supplemented from time to time, the “Credit Agreement”) dated as of January 28, 2016 by and among RG PARENT LLC (the “Administrative Borrower”), the other borrowers from time to time party thereto (together with the Administrative Borrower, the “Borrowers”), the Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Agent.  All of the defined terms in the Credit Agreement are incorporated herein by reference.

The New Borrower has indicated its desire to become a Borrower pursuant to the terms of the Credit Agreement.

Accordingly the New Borrower and Agent hereby agree as follows:

1. The New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the New Borrower will be deemed to be a party to the Credit Agreement and a “Borrower” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Borrower thereunder as if it had originally executed the Credit Agreement and the other Loan Documents.  The New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents, including without limitation (i) all of the representations and warranties set forth in Section 5 of the Credit Agreement, (ii) all of the affirmative covenants set forth in Section 6 of the Credit Agreement, and (iii) all of the negative covenants set forth in Section 7 of the Credit Agreement.

2.Without limiting the generality of the foregoing, the New Borrower hereby grants, assigns, and pledges to Agent, for the benefit of itself and each Lender, to secure payment and performance of the Obligations, a continuing Lien and security interest in and to all of New Borrower’s right, title, and interest in and to the Collateral.  New Borrower authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all assets of debtor, whether now owned or hereafter acquired or arising and wheresoever located” or words of similar meaning, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of such financing statement.

3.The New Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.  The schedules to the Credit Agreement are hereby supplemented to provide the information shown on the attached Schedule A.

4.The New Borrower confirms that all of the Obligations under the Credit Agreement, upon the New Borrower becoming a Borrower will and shall continue to be, in full force and effect and that immediately upon the New Borrower becoming a Borrower, the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of such New Borrower under the Credit Agreement and under each other Loan Document.

5.The New Borrower agrees that at any time and from time to time, upon the reasonable request of Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

6.This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

7.THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed by its authorized officers as of the day and year first above written.

DFBG SWIMS, LLC, as a Borrower

By: /s/ Michael Buckley

Name: Michael Buckley

Title: Manager

TCW ASSET MANAGEMENT COMPANY,
as Agent

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

ACKNOWLEDGED AND AGREED:

Original Borrowers:

DIFFERENTIAL BRANDS GROUP INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

DBG SUBSIDIARY INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

HUDSON CLOTHING, LLC

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

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Signature Page to Joinder Agreement

RG PARENT LLC

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

ROBERT GRAHAM RETAIL LLC

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

ROBERT GRAHAM DESIGNS, LLC

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

ROBERT GRAHAM HOLDINGS, LLC

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

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Signature Page to Joinder Agreement

Guarantors:

HUDSON CLOTHING HOLDINGS, INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: Chairman

HC ACQUISITION HOLDINGS, INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: Chairman

INNOVO WEST SALES, INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

DBG HOLDINGS SUBSIDIARY INC.

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

RGH GROUP LLC, a Delaware limited liability company

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

MARCO BRUNELLI IP, LLC,
a Delaware limited liability company

By: /s/ Michael Buckley

Name: Michael Buckley

Title: CEO

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Signature Page to Joinder Agreement

SCHEDULE A
to
Joinder Agreement

Additions to Information Certificate Schedules

Schedule 5.1(c):

a.

Loan Party / Subsidiary	Authorized Shares / Issued Shares	Holder	Type of Rights / Stock (common / preferred / option / class)	Number of Shares (after exercise of all rights to acquire)	Percent Interest (on a fully diluted basis)
DFBG Swims, LLC	None	Differential Brands Group Inc.	Membership interest	None	100%
SWIMS AS	Share capital of NOK 1,186,050, divided into 23,721 shares, each with a nominal value of NOK 50	DFBG Swims, LLC	Common	23,721	100%

d.  DFBG Swims, LLC, a Delaware limited liability company

Schedule 5.6(a):

The exact legal name is DFBG Swims, LLC, and the jurisdiction of organization is Delaware.

Schedule 5.6(b):

The Chief Executive Office of DFBG Swims, LLC is located at 1231 S. Gerhart Ave., Commerce, CA  90022.

Schedule 5.6(c):

The EIN for DFBG Swims, LLC is 81-3228035.

Schedule 5.15(a):

Borrower:  DFBG Swims, LLC

Name of Bank: Wells Fargo Bank

Address of Bank:  420 Montgomery St., San Francisco, CA. 94104

ABA Number:

Account Name:

Account Number:

Schedule D-1

Borrower:  DFBG Swims, LLC

Name of Bank: Wells Fargo Bank

Address of Bank:  420 Montgomery St., San Francisco, CA. 94104

ABA Number:

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Account Name:

Account Number:

Schedule A-2 to the Credit Agreement:

Andrew Tarshis, Michael Buckley and William Sweedler are the managers, and Jake Brandman is the president, of DFBG Swims, LLC.

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